                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, RICHARD
O. JACOBSON, who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1994, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has signed his name hereto this 20th day of March, 1995.
     ----
                                        Richard O. Jacobson
                                        -------------------
                                        RICHARD O. JACOBSON

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, JEROME
J. MCGRATH, who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1994, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has signed his name hereto this 17th day of March, 1995.
     ----
                                                   Jerome J. McGrath
                                                   -----------------
                                                   JEROME J. MCGRATH
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                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, HUGH MORGAN, JR., who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1994, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has signed his name hereto this 16th day of March, 1995.
     ----
                                                   Hugh Morgan, Jr.
                                                   ----------------
                                                   HUGH MORGAN, JR.
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                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned,
J. KENNETH SMITH, who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1994, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has signed his name hereto this 16th day of March, 1995.
     ----
                                                   J. Kenneth Smith
                                                   ----------------
                                                   J. KENNETH SMITH
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                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, ROGER F. STEBBING, who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1994, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has signed his name hereto this 16th day of March, 1995.
     ----
                                                   Roger F. Stebbing
                                                   -----------------
                                                   ROGER F. STEBBING
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                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, JOHN P. STUPP, JR., who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1994, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has signed his name hereto this 17th day of March, 1995.
     ----
                                                   John P. Stupp, Jr.
                                                   ------------------
                                                   JOHN P. STUPP, JR.